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                                                                  EXHIBIT 10.3

                            Dated April 21, 1998
                   ---------------------------------------


                         PRESTOLITE ELECTRIC LIMITED


                                   - and -


                     LOMBARD NATWEST DISCOUNTING LIMITED


                                   - and -


                      PRESTOLITE ELECTRIC INCORPORATED




                           -----------------------

                           SUBORDINATION AGREEMENT

                           -----------------------





                                 WILDE SAPTE
                                1 Fleet Place
                               London EC4M 7WS

                             Tel. 0171 246 7000
                             Fax. 0171 246 7777
                       REF. AJW/MNS/095503/BF307429.06
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THIS SUBORDINATION AGREEMENT is made on                         1998

BETWEEN:

(1) PRESTOLITE ELECTRIC LIMITED, a company incorporated in England and Wales registered under number 01189048 (the "COMPANY");

(2) LOMBARD NATWEST DISCOUNTING LIMITED, of Smith House, P.O. Box 50, Elmwood Avenue, Feltham, Middlesex, TW13 7QD ("LND"); and

(3) PRESTOLITE ELECTRIC INCORPORATED a company incorporated under the State of Delaware (the "PARENT").


WHEREAS:

(A) By an invoice discounting agreement (the "INVOICE DISCOUNTING AGREEMENT") of today's date and made between (1) LND and (2) the Company as Initial Client, LND agreed to make available certain facilities to the Company.

(B) By a parent loan agreement (the "PARENT LOAN AGREEMENT") dated 22nd January 1998 and made between (1) the Parent and (2) the Company, the Parent agreed to lend the Company the sum of (Pounds)18,453,000 (the "PARENT LOAN").

(C)    In accordance with the terms of a memorandum of repayment dated
       1998 the Parent has agreed to subscribe for 4,800,000 ordinary shares in the Company in partial repayment of the Parent Loan.


NOW IT IS HEREBY AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1    In this Agreement:

       "ACCESSION DEED" means an accession deed in favour of LND substantially in the form set out in Schedule 1 (or in such other form as LND shall approve in writing);

       "ARTICLES" means the articles of association and other constitutional documents of the Company from time to time;

       "LND LIABILITIES" means all present and future sums, liabilities and obligations (whether actual, contingent, present and/or future) payable or owing by the members of the Group to LND under the Invoice Discounting Agreement and the other Discounting Documents;

       "PARENTAL AGREEMENTS" means the Articles and the Parent Loan Agreement;

       "PARENTAL LIABILITIES" means all present and future sums, liabilities and obligations (whether actual, contingent, present and/or future) payable or owing by the Company to the Parent under the Articles (including the right to dividends) or the Parent Loan Agreement other than fees and expenses payable to the Parent under the Parent Loan

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       Agreement and fees and expenses payable to any director of the Company appointed by the Parent;

       "PERMITTED PAYMENTS" means the making of any payment in or towards discharging all or any of the Acquisition Costs and other fees incurred under or in connection with any Transaction Document or any other fees or commissions or interest, dividends or distributions permitted to be paid under Clause 12.3(i) of the Invoice Discounting Agreement to the extent, in each case, that such payments may be made by the Company without breaching any term of the Invoice Discounting Agreement; and

       "SHARES" means all or any of the issued share capital of the Company.

1.2 Terms defined in the Invoice Discounting Agreement as at the date of this Agreement have the same meanings in this Agreement except as otherwise defined herein.

1.3 Unless the context or the express provisions of this Agreement otherwise requires:

       (a) words importing the singular shall include the plural and vice versa;

       (b)    the term "assets" includes properties and revenues;

       (c) references to clauses or schedules are to be construed as references to the clauses of and schedules to this Agreement;

       (d) references to (or to any specified provision of) this Agreement or any other document (including without limitation the Invoice Discounting Agreement) shall be construed as references to that provision or that document as in force for the time being and as amended, varied, novated, substituted or supplemented, as the case may be, from time to time save that references in this Agreement to any of the Parental Agreements shall be to such documents as at the date of this Agreement (unless otherwise agreed in writing by LND);

       (e) all references to a party include references to its permitted assigns and transferees and its successors in title whether immediate or derivative; and

       (f) headings are for convenience only and shall not affect the construction hereof.


2.     PURPOSE OF THIS AGREEMENT

2.1 In consideration of LND entering into its obligations in respect of the financing of the acquisition contemplated under the Acquisition Documents the Parent hereby agrees to regulate its claims in relation to the Parental Liabilities, as the case may be, in the manner set out in this Agreement.

2.2 The Company enters into this Agreement for the purpose of acknowledging and agreeing the arrangements between LND and the Parent and none of the undertakings given in this Agreement is given to the Company or shall be enforceable by it.

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3.     RANKING OF LIABILITIES

       Each of LND and the Parent hereby agrees and the Company acknowledges that the LND Liabilities, whether secured or unsecured, shall rank in priority to the Parental Liabilities.


4.     UNDERTAKINGS OF THE COMPANY AND THE PARENT

4.1 For so long as any of LND Liabilities are or may be outstanding, except with the prior written consent of LND, the Company will not (and, to the extent it is able, the Parent will not permit or require the Company to):

       (a)    secure all or any part of any of the Parental Liabilities; or

       (b)    amend the Articles in relation to the payment of dividends; or

       (c) pay, prepay or redeem the Parental Liabilities, as the case may be other than Permitted Payments in accordance with Clause 12.3(i) of the Invoice Discounting Agreement.

4.2 The Parent shall not enter into any management or consultancy or other service agreement with the Company or any other member of the Group without LND's prior written consent or as otherwise permitted under the Invoice Discounting Agreement.

4.3 For the avoidance of doubt, a payment is not a Permitted Payment if it is or is to be made otherwise than strictly in accordance with the terms of the Parental Agreements or if made or to be made in breach of this Agreement.

4.4 Subject to Clause 12.3(i) of the Invoice Discounting Agreement and notwithstanding anything to the contrary, the Company shall not make (and the Parent shall not to the extent it is respectively able, permit or require the Company to make) any Permitted Payments if a Default or Potential Default has occurred and is continuing or would occur on making any such payment.


5.     COVENANTS

       For so long as any of LND Liabilities are or may be outstanding:

       (a) none of the Parent nor any agent or trustee on its behalf will ask, demand, sue, claim, take or receive from the Company or any of its Subsidiaries, by cash receipt, set-off or in any other manner whatsoever, the whole or any part of the Parental Liabilities other than Permitted Payments in accordance with the Invoice Discounting Agreement (subject always to Clause 5(d));

       (b) in respect of the Parental Liabilities, none of the Parent nor any agent or trustee on its behalf will petition or apply for or vote in favour of any resolution or take any other steps for the winding-up, dissolution or administration of the Company or any of its Subsidiaries (including the service of a statutory demand or the presentation of a petition or the exercise by the Parent of any of their rights as the legal or beneficial holders of shares in the Company to call for or to vote in favour of the winding up of the Company;

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       (c)    in respect of the Parental Liabilities, none of the Parent nor an agent or trustee on its behalf shall obtain or enforce any judgment in respect of any sums due and owing to it by the Company or any of its Subsidiaries;

       (d) none of the Parent nor any agent or trustee on its behalf shall call or enforce (or take any steps to do so) the benefit of any provision of the Parental Agreements, or otherwise exercise its rights and powers in relation thereto against the Company to the extent that to do so would result in the Company being in breach of, or a Default or a Potential Default occurring under, the terms of the Invoice Discounting Agreement;

       (e) if the Parent shall receive any sums paid to it by the Company or any of its Subsidiaries in breach of the terms of this Agreement or the Invoice Discounting Agreement such sums shall be held on trust for and immediately be paid to the Company; and

       (f) the Parent shall procure that its agents, trustees and/or nominee(s) which holds shares in the Company (or any interest therein from time to time on its behalf), shall comply with the provisions of this Clause 5.



6.     SUBORDINATION ON INSOLVENCY

6.1    If while any of LND Liabilities are or may be outstanding:

       (a) there occurs any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof, to creditors of the Company, by reason of the insolvent liquidation, dissolution or other winding-up of the Company or its businesses or any sale, receivership or insolvency proceeding or assignment for the benefit of creditors; or

       (b) the Company goes into insolvent liquidation or becomes subject to any insolvency or rehabilitation proceeding, administration or voluntary arrangement or any proceeding similar to any of the foregoing, then and in any such event:

       (i) the Parental Liabilities shall thereupon immediately be postponed and subordinated to LND Liabilities and the Parent will file any proof or other claim necessary for the recovery of the Parental Liabilities;

       (ii) any payment or distribution of any kind or character and all and any rights in respect thereof, whether in cash, securities or other property which is payable or deliverable upon or with respect to the Parental Liabilities or any part thereof by a liquidator, administrator or receiver (or the equivalent thereof) of the Company or its estate made to or paid to, or received by the Parent or to which the Parent is entitled shall be held in trust by the Parent, for LND and shall forthwith be paid or, as the case may be, transferred or assigned to LND in accordance with the terms of the Invoice Discounting Agreement; and

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       (iii)  if the trust referred to in (ii) above fails or cannot be given effect, the Parent (so as also to bind any agent or trustee on its behalf) receiving any such payment or distribution will subject to the provisions of Clause 6.2 pay an amount equal to such payment or distribution to LND in accordance with the terms of the Invoice Discounting Agreement.

6.2 If the Parent receives any payment under this Agreement or paid in respect of the Parental Liabilities in a currency other than the currency of the LND Liabilities (or any relevant part thereof) the Parent may convert the currency received into the currency of the LND Liabilities (or any relevant part thereof) at the prevailing market rate of exchange.

6.3    (a)    The Parent irrevocably authorises and empowers LND to demand, sue and prove for, collect and receive every payment or distribution referred to in Clause 6.1(ii) and give acquittance therefor and to file claims and take such other proceedings, in LND's own name or in the name of the Parent or otherwise, as LND may deem necessary or advisable for the enforcement of this Agreement.

       (b) The Parent will execute and deliver to LND such powers of attorney, assignments or other instruments as may be reasonably requested by LND in order to enable LND to enforce any and all claims upon or with respect to the Parental Liabilities or any part thereof, and, insofar as it is able to do so, collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Parental Liabilities or any part thereof in accordance with the terms of this Agreement.

       (c) The liquidator or other insolvency representative or trustee of the Company or its estate is hereby authorised by the Parent to apply any assets or monies received by them in accordance with the terms of this Agreement.


7.     SET-OFF

       The Parent shall not set off against the Parental Liabilities any amount payable by the Parent to the Company. If, however, any Parental Liabilities are discharged in whole or in part by way of set-off, the Parent will promptly pay to LND for application against LND Liabilities an amount equal to the amount of the Parental Liabilities discharged by such set-off.


8.     NEW MONEY

8.1    LND may, at its discretion, make further advances to the Company.

8.2 The Parent hereby agrees that LND Liabilities payable or owing to LND under any of the Discounting Documents may be refinanced on terms no more onerous to the Company and that any obligations incurred by the Company in refinancing such LND Liabilities will be LND Liabilities within the meaning of this Agreement and will rank ahead of the Parental Liabilities on, mutatis mutandis, the terms set out herein.

9.     WAIVER OF DEFENSES

       The subordinations effected or intended to be effected by this Agreement and the obligations of the Parent hereunder shall not be affected by any act, omission or circumstances which but for this provision might operate to release or otherwise exonerate the Parent from its obligations hereunder or affect such obligations or such subordinations including without limitation and whether or not known to the Parent or any other person:

       (a) any time or indulgence granted to or composition with the Company or any other person; or

       (b) the taking, variation (no matter how fundamental or extensive), compromise, renewal or release of, or refusal or neglect to perfect or enforce, any rights, remedies or securities against or granted by the Company or any other person; or

       (c) any legal limitation, disability, incapacity or other circumstances relating to the Company or any other person or, subject to the other provisions of this Agreement, any amendment to or variation of the terms of the Discounting Documents or any other document.


10.    ASSIGNMENT

10.1 LND shall have a full and unfettered right to assign or otherwise transfer the whole or any part of the benefit of this Agreement to any person to whom all or a corresponding part of its rights, benefits and obligations under any of the Discounting Documents are assigned or transferred in accordance with the provisions thereof (including, without limitation, such assignment or transfer on the terms to be provided for in clause 19.4 and 19.5 of the Invoice Discounting Agreement)

10.2 Subject to the terms of the Invoice Discounting Agreement, the Parent shall procure that any purchaser, assignee or transferee of any shares in the Company held by it or its nominee(s) shall enter into an Accession Deed.

10.3 Subject to the terms of the Discounting Documents, the Company shall procure that any person or persons who shall subscribe for any of the shares in the Company shall enter into an Accession Deed.


11.    ACCOUNTANTS' REPORT

       Notwithstanding any other provision of this Agreement, nothing in this Agreement shall prevent any of the parties hereto making a claim for costs or damages in relation to the Accountants' Report provided that:

       (a) before any party to this Agreement takes such action it will consult with the other parties to this Agreement on the nature of such action to be taken; and

       (b) if the Parent receives any moneys before the discharge in full of LND Liabilities as a result of making any claim for costs or damages in relation to the Accountants' Report, it shall pay an amount equal to the amount of such moneys (less the costs and expenses directly incurred in making such claim) to the Company, unless there is a Default or Potential Default continuing and unwaived, in which case such moneys will be paid to LND for application against LND Liabilities PROVIDED FURTHER THAT any such payment to the Company will be made on the basis that the amount may not be paid or repaid to the Parent at any time before the expiry of the Security Period and that any such payment to LND is deemed to be out of the proceeds of a payment to the Company made on that basis.


12.    WAIVER

12.1 No failure on the part of LND to exercise, or delay on its part in exercising, any of its rights, powers and remedies provided by this Agreement or by law (collectively the "RIGHTS") shall operate as a waiver thereof, nor shall any single or partial waiver of any of the Rights preclude any further or other exercise of that one of the Rights concerned or the exercise of any other of the Rights.


13.    PROVISIONS SEVERABLE

13.1 Every provision contained in this Agreement shall be severable and distinct from every other such provision and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining such provisions shall not in any way be affected thereby.


14.    CONTINUATION AND RELEASE

14.1 Save with the prior written consent of LND or as otherwise provided herein, this Agreement shall remain in full force and effect notwithstanding the termination of the Parental Agreements, or the obligations of the Parent thereunder ceasing to be valid or enforceable for any reason whatsoever so that the obligations of the Parent to LND hereunder shall continue as if the relative Parent Loan Agreement had not been terminated and the relevant obligations continued to be valid and fully enforceable.

14.2 Subject to the terms of the Invoice Discounting Agreement, on a transfer by the Parent of any Shares, as the case may be, upon registration of such transfer with the Company and delivery of an Accession Deed to LND executed by the transferee, the transferor shall be relieved of all obligations and liabilities under this Agreement (other than under Clauses 5 and 11) not accrued prior to the said transfer to the extent relating to such Shares and assumed by the transferee pursuant to the said Accession Deed.


15.    TRUSTS

       The perpetuity period for each trust created by this Agreement shall be 80 years.


16.    GOVERNING LAW AND JURISDICTION

16.1 This Agreement shall be governed by, and construed in all respects in accordance with, English law.

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16.2   All the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding (together in this Clause referred to as "PROCEEDINGS") arising out of or in connection with this Agreement shall be brought in such courts.

16.3 Each party to this Agreement consents generally in respect of any Proceedings arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such Proceedings including, without limitation, the making, enforcement or execution against any property or assets whatsoever of any order or judgment which may be made or given in such Proceedings.


17.    AMENDMENT

17.1 This Agreement shall not be varied or amended in any way except in writing signed by all the parties hereto.


18.    COUNTERPARTS

18.1 This Agreement may be executed in any number of counterparts and all such counterparts when executed and taken together shall constitute one and the same Agreement.


19.    TERMINATION

19.1 This Agreement shall terminate when all sums outstanding pursuant to the Discounting Documents have been repaid in full and LND has no further obligations thereunder.


IN WITNESS whereof this Agreement has been duly executed by the parties hereto the day and year first above written.

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                                 SCHEDULE 1

                               ACCESSION DEED


This Deed is made                         19

BY: [                    ] of [                 ] ("Acceding Party")


SUPPLEMENTAL to a Subordination Agreement (the "Subordination Agreement") dated
[                         ] 1998 and made between Prestolite Electric Limited,
Lombard NatWest Discounting Limited and Prestolite Electric Inc.


NOW THE PARTIES AGREE AS FOLLOWS:

1. Words and expressions defined in the Subordination Agreement shall bear the same meaning herein.

2.     The Acceding Party confirms it has been supplied with a copy of the
       Subordination Agreement and that [           ] (the "Transferor") has
       agreed to transfer to it the Shares detailed in the schedule hereto.

3. The Acceding Party covenants with LND and also for the benefit of all persons who subsequently become LND, to assume, fulfil and discharge all obligations and liabilities of the Transferor under the Subordination Agreement of a general nature or relating to the said Shares incurred after the said transfer, and from the date of the said transfer to observe, perform and be bound by all the terms of the Subordination Agreement to the intent and effect that the Acceding Party shall be a party to the Subordination Agreement together with the Parent (insofar as any obligations shall remain binding on it) with effect from the date the Acceding Party is registered as a holder of such Shares.

4. This Deed shall be governed by, and construed in accordance with, English law.

IN WITNESS whereof this Deed has been duly executed by the parties hereto the day and year first above written.

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                                  SCHEDULE
                                  --------


                           [Description of Shares]


Executed as a Deed by                               )
[                   ]                               )
in the presence of:                                 )

[OR]

Executed as a Deed and Delivered by                 )
[                   ] LIMITED                       )
acting  by:                                         )


                                             Director


                                             Director/Secretary

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THE COMPANY

SIGNED by                                           )
for and on behalf of                                )
PRESTOLITE ELECTRIC LIMITED                         )



LND

SIGNED by                                           )
for and on behalf of                                )
LOMBARD NATWEST DISCOUNTING LIMITED                 )



THE PARENT

SIGNED by                                           )
for and on behalf of                                )
PRESTOLITE ELECTRIC INCORPORATED                    )